UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008 (August 8, 2008)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 8, 2008, the Company issued a press release announcing its participation in the following investor relations activities in August and early September 2008:

•	The Oil and Gas Conference Denver 2008 hosted by EnerCom: Chairman and Chief Executive Officer Fred Barrett will present on Monday, August 11, 2008 at 8:00 a.m. MDT/10:00 a.m. EDT.

•	Lehman Brothers CEO Energy/Power Conference: Mr. Barrett will present on Thursday, September 4, 2008 at 11:45 a.m. EDT.

Each event will be webcast and the webcasts may be accessed on the Company’s website homepage, at www.billbarrettcorp.com, under “Current Events” and will be available live and for replay.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also furnished as Exhibit 99.2 to this Current Report on Form 8-K is a presentation dated August 11, 2008 that will be presented to investors, analysts and others in upcoming meetings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated August 8, 2008.

99.2	Presentation dated August 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2008	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President — General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated August 8, 2008.

99.2	Presentation dated August 11, 2008.

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